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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                              __________________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 19, 2001

                          ATHEY PRODUCTS CORPORATION
              (Exact Name of Registrant as Specified in Charter)

          Delaware                       1-2723              36-0753480
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)

        1839 South Main Street
      Wake Forest, North Carolina                             27587-9289
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: 919-556-5171

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

         On December 8, 2000, Athey Products Corporation, a Delaware corporation ("Athey"), filed for protection pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division (the "Bankruptcy Court").

         A copy of the monthly report for the period of January 29, 2001 through March 4, 2001, filed with the Bankruptcy Court on March 19, 2001 pursuant to Bankruptcy Court Rule 2015, is attached to this current Report on Form 8-K as
Exhibit 99.1. The financial information in this report is unaudited and has not been reviewed by an independent accountant.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits.

Exhibit Number                                       Description
--------------                                       -----------

99.1                                        Monthly Report dated March 13, 2001


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ATHEY PRODUCTS CORPORATION

Date: March 30, 2001
                                   By: /s/ Thomas N. Nelson
                                       -----------------------------------
                                       Thomas N. Nelson
                                   Its: President and Chief Executive Officer